Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Precision Optics Corporation, Inc., a Massachusetts corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the year ended June 30, 2011 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2011
/s/ Joseph N. Forkey
Joseph N. Forkey
Chairman of the Board, Chief Executive Officer,
President and Treasurer
(Principal Executive Officer)

/s/ Jack P. Dreimiller
Jack P. Dreimiller
Senior Vice President, Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)